UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 14, 2003

                                 INFINITY, INC.
             (Exact name of registrant as specified in its charter)




         COLORADO                    0-17204                84-1070066
      (State or other              (Commission           (I.R.S. Employer
      jurisdiction of              File Number)           Identification
     incorporation or                                         Number)
       organization)



      211 WEST 14TH STREET                                   66720
      CHANUTE, KANSAS                                        (Zip Code)
      (Address of principal executive offices)


      Registrant's telephone number, including area code: (620) 431-6200


                                    NO CHANGE
        (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         EXHIBIT
           NO.    DESCRIPTION
         -------- --------------------------------------------------------------
          99.1    Press release of Infinity, Inc., dated November 14, 2003,
                  reporting financial results for the third quarter 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 14, 2003, Infinity, Inc. issued a press release reporting its 2003 third quarter financial results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  November 14, 2003

                                        INFINITY, INC.


                                        By: /S/ JON D. KLUGH
                                           --------------------------------
                                            Jon D. Klugh
                                            Secretary and CFO

                                  EXHIBIT INDEX



      EXHIBIT
        NO.    DESCRIPTION
      -------- -----------------------------------------------------------------
       99.1    Press release of Infinity, Inc., dated November 14, 2003,
               reporting financial results for the third quarter 2003.